                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                       CASE NO. 03-51775  msj, 03-51776 msj,
       Diamond Multimedia Systems, Inc              03-51777 msj, 03-51778 msj
       ReplayTV, Inc                       CHAPTER 11
       Sensory Science Corporation         MONTHLY OPERATING REPORT
                                           (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED: Aug-04                  PETITION DATE: 03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                   END OF CURRENT  END OF PRIOR  AS OF PETITION
2. ASSET AND LIABILITY STRUCTURE       MONTH          MONTH          FILING
---------------------------------  --------------  ------------  --------------
a. Current Assets                   $ 79,563,499   $ 79,699,689   $167,641,723
                                    ------------   ------------   ------------
b. Total Assets                     $ 79,563,499   $ 79,699,689   $171,565,518
                                    ------------   ------------   ------------
c. Current Liabilities              $    444,427   $    566,017   $259,140,287
                                    ------------   ------------   ------------
d. Total Liabilities                $237,348,593   $237,470,183   $283,757,820
                                    ------------   ------------   ------------

                                                                                                  CUMULATIVE
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH         CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
-------------------------------------------------------         -------------    -----------    --------------
a. Total Receipts (includes net cash rec'd/paid to acquirer)     $     61,131   ($     61,785)   $119,718,068
                                                                -------------   -------------    ------------
b. Total Disbursements                                           $    182,478    $  1,400,234    $ 43,219,454
                                                                -------------   -------------    ------------
c. Excess (Deficiency) of Receipts Over Disbursements (a - b)   ($    121,347)  ($  1,462,018)   $ 76,498,614
                                                                -------------   -------------    ------------
d. Cash Balance Beginning of Month                               $ 79,684,846    $ 81,146,864    $  3,064,884
                                                                -------------   -------------    ------------
e. Cash Balance End of Month (c + d)                             $ 79,563,499    $ 79,684,846    $ 79,563,498
                                                                -------------   -------------    ------------

                                                                                                  CUMULATIVE
                                                                CURRENT MONTH    PRIOR MONTH    (CASE TO DATE)
                                                                -------------    -----------    --------------
4. PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS              ($      14,600)   $   241,707   ($  89,171,211)
                                                               --------------    -----------   --------------
5. ACCOUNT RECEIVABLES (PRE AND POST PETITION)                  $           0    $         0
                                                               --------------    -----------
6. POST-PETITION LIABILITIES                                    $     444,427    $   566,017
                                                               --------------    -----------
7. PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)       $           0    $         0
                                                               --------------    -----------

AT THE END OF THIS REPORTING MONTH:                      YES                NO
                                                                            X
8. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to                     X (Exhibit 1)
      professionals? (if yes, attach listing             -------------  --------
      including date of payment, amount of
      payment and name of payee)

10.   If the answer is yes to 8 or 9, were all                 X
      such payments approved by the court?               -------------  --------

11.   Have any payments been made to officers,
      insiders, shareholders, relatives? (if yes,        X (Exhibit 2)
      attach listing including date of payment, amount   -------------  --------
      and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost               X
      of assets and for general liability?               -------------  --------

13.   Are a plan and disclosure statement on file?                         X
                                                         -------------  --------

14.   Was there any post-petition borrowing during                         X
      this reporting period?                             -------------  --------


15.   Check if paid: Post-petition taxes X;       U.S. Trustee Quarterly Fees X;
      Check if filing is current for: Post-petition tax reporting and tax
      returns:      2002 tax return preparation is in progress

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.


Date:
      --------------                             -------------------------------
                                                 Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/04

     ASSETS

       CURRENT ASSETS                                                        FROM SCHEDULES            MARKET VALUE
       -------------                                                         --------------            ------------

 1         Cash and cash equivalents - unrestricted                                                     $79,563,499
                                                                                                        -----------
 2         Cash and cash equivalents - restricted                                                       $         0
                                                                                                        -----------
 3         Accounts receivable (net)                                                A                   $         0
                                                                                                        -----------
 4         Inventory                                                                B                   $         0
                                                                                                        -----------
 5         Prepaid expenses                                                                             $         0
                                                                                                        -----------
 6         Professional retainers
                                                                                                        -----------
 7         Other:
                  -----------------------------------                                                   -----------
 8
           ------------------------------------------                                                   -----------

 9                TOTAL CURRENT ASSETS                                                                  $79,563,499
                                                                                                        -----------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

10         Real property                                                            C                   $         0
                                                                                                        -----------
11         Machinery and equipment                                                  D                   $         0
                                                                                                        -----------
12         Furniture and fixtures                                                   D                   $         0
                                                                                                        -----------
13         Office equipment                                                         D                   $         0
                                                                                                        -----------
14         Leasehold improvements                                                   D                   $         0
                                                                                                        -----------
15         Vehicles                                                                 D                   $         0
                                                                                                        -----------
16         Other:                                                                   D
                  -----------------------------------                                                   -----------
17                                                                                  D
                  -----------------------------------                                                   -----------
18                                                                                  D
                  -----------------------------------                                                   -----------
19                                                                                  D
                  -----------------------------------                                                   -----------
20                                                                                  D
                  -----------------------------------                                                   -----------

21                TOTAL PROPERTY AND EQUIPMENT                                                          $         0
                                                                                                        -----------
       OTHER ASSETS

22         Loans to shareholders
                                                                                                        -----------
23         Loans to affiliates

24
           ------------------------------------------                                                   -----------
25
           ------------------------------------------                                                   -----------
26
           ------------------------------------------                                                   -----------
27
           ------------------------------------------                                                   -----------

28                TOTAL OTHER ASSETS                                                                    $         0
                                                                                                        -----------
29                TOTAL ASSETS                                                                          $79,563,499
                                                                                                        ===========

    NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                            (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

30         Salaries and wages
                                                                                    -------------
31         Payroll taxes
                                                                                    -------------
32         Real and personal property taxes
                                                                                    -------------
33         Income taxes
                                                                                    -------------
34         Sales taxes
                                                                                    -------------
35         Notes payable (short term)
                                                                                    -------------
36         Accounts payable (trade)                                        A         $          0
                                                                                    -------------
37         Real property lease arrearage
                                                                                    -------------
38         Personal property lease arrearage
                                                                                    -------------
39         Accrued professional fees                                                 $    444,427
                                                                                    -------------
40         Current portion of long-term post-petition debt (due within 12 months)
                                                                                    -------------
41         Other:
                      ------------------------------------------------------        -------------
42
               -------------------------------------------------------------        -------------
43
               -------------------------------------------------------------        -------------
44          TOTAL CURRENT LIABILITIES                                                $    444,427
                                                                                    -------------
45       LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                    -------------
46         TOTAL POST-PETITION LIABILITIES                                           $    444,427
                                                                                    -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47         Secured claims                                                  F         $          0
                                                                                    -------------
48         Priority unsecured claims                                       F         $          0
                                                                                    -------------
49         General unsecured claims                                        F         $          0
                                                                                    -------------
50         TOTAL PRE-PETITION LIABILITIES                                            $236,904,166
                                                                                    -------------
51         TOTAL LIABILITIES                                                         $237,348,593
                                                                                    -------------
    EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                              ($644,469,546)
                                                                                    -------------
53       Capital Stock                                                               $419,094,388
                                                                                    -------------
54       Additional paid-in capital                                                  $156,761,274
                                                                                    -------------
55       Cumulative profit/(loss) since filing of case                              ($ 89,171,210)
                                                                                    -------------
56       Post-petition contributions/(distributions) or (draws)
                                                                                    -------------
57
         ---------------------------------------------                              -------------

58       Market value adjustment                                                    -------------

                                                                                    -------------
59         TOTAL EQUITY (DEFICIT)                                                   ($157,785,094)
                                                                                    -------------
60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                                            $ 79,563,499
                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                                                  ACCOUNTS   PAST DUE
                                                                                                  PAYABLE       POST
                                                                        ACCOUNTS RECEIVABLE        [POST     PETITION
RECEIVABLES AND PAYABLES AGINGS                                       [PRE AND POST PETITION]    PETITION]     DEBT
                                                                      -----------------------    ---------   ---------
0 -30 Days                                                                $           0
                                                                          -------------          ---------
31-60 Days                                                                $           0
                                                                          -------------          ---------
61-90 Days                                                                $           0                      $       0
                                                                          -------------          ---------   ---------
91+ Days                                                                  $     595,070
                                                                          -------------          ---------
Total accounts receivable/payable                                         $     595,070          $       0
                                                                          -------------          =========
Allowance for doubtful accounts                                           $     595,070
                                                                          -------------
Accounts receivable (net)                                                 $           0
                                                                          =============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                                INVENTORY(IES)                                                     INVENTORY(IES)
                                                 BALANCE AT                                                         BALANCE AT
                                                END OF MONTH                                                       END OF MONTH
                                                ------------                                                       ------------
TYPES AND AMOUNT OF INVENTORY(IES)                                 COST OF GOODS SOLD

Retail/Restaurants -                                               INVENTORY BEGINNING OF MONTH                     $        0
  Product for resale                             $        0                                                         ----------
                                                 ----------        Add -
Distribution -                                                       Net purchase
  Products for resale                                                                                               ----------
                                                 ----------          Direct labor
Manufacturer -                                                                                                      ----------
  Raw Materials                                                      Manufacturing overhead
                                                 ----------                                                         ----------
  Work-in-progress                                                   Freight in
                                                 ----------                                                         ----------
  Finished goods                                                     Other:
                                                 ----------                                                         ----------
                                                                                                                    $        0
Other - Explain                                                    ---------------------------------                ----------
                                                 ----------        ---------------------------------                ----------
---------------------------------                                  Less -
---------------------------------                                    Inventory End of Month                         $        0
    TOTAL                                        $        0                                                         ----------
                                                 ==========          Shrinkage
                                                                                                                    ----------
                                                                     Personal Use
                                                                                                                    ----------
                                                                   Cost of Goods Sold                               $        0
                                                                                                                    ==========

  METHOD OF INVENTORY CONTROL                                        INVENTORY VALUATION METHODS

  Do you have a functioning perpetual inventory system?              Indicate by a checkmark method of inventory used.
                Yes               No
                    --------          --------                       Valuation methods -
  How often do you take a complete physical inventory?                 FIFO cost
                                                                                                        ----
                                                                       LIFO cost
  Weekly                                                                                                ----
                                   -----------                         Lower of cost or market
  Monthly                                                                                               ----
                                   -----------                         Retail method
  Quarterly                                                                                             ----
                                   -----------                         Other
  Semi-annually                                                                                         ----
                                   -----------                         Explain
  Annually
                                   -----------                        --------------------------------------------------------------
Date of last physical inventory was                                   --------------------------------------------------------------
                                               ----------------       --------------------------------------------------------------
Date of next physical inventory is
                                               ----------------


                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                 COST               MARKET VALUE

  -----------------------------------------            ---------------      ------------------

  -----------------------------------------            ---------------      ------------------

  -----------------------------------------            ---------------      ------------------

  -----------------------------------------            ---------------      ------------------

  -----------------------------------------            ---------------      ------------------

  -----------------------------------------            ---------------      ------------------
  Total                                                $             0      $                0
                                                       ===============      ==================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description
Machinery & Equipment -                                     COST                MARKET VALUE

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------
  Total                                                $             0       $               0
                                                       ===============       =================
Furniture & Fixtures -

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------
  Total                                                $             0       $               0
                                                       ===============       =================
Office Equipment -

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------
  Total                                                $             0       $               0
                                                       ===============       =================
Leasehold Improvements -

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------
  Total                                                $             0       $               0
                                                       ===============       =================
Vehicles -

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------

  ------------------------------------                 ---------------       -----------------
  Total                                                $             0       $               0
                                                       ===============       =================

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/04

          CURRENT MONTH                                                                              CUMULATIVE     NEXT MONTH
 ACTUAL     FORECAST      VARIANCE                                                                 (CASE TO DATE)    FORECAST
--------    --------      --------                                                                 --------------   ----------
                                          REVENUES:
$      0                  $      0      1   Gross Sales                                             $   7,257,704
--------   --------       --------                                                                  -------------    --------
                          $      0      2   less: Sales Returns & Allowances                        $   4,063,280
--------   --------       --------                                                                  -------------    --------
           $      0       $      0      3   Net Sales                                               $   3,194,424    $      0
--------   --------       --------                                                                  -------------    --------
                          $      0      4   less: Cost of Goods Sold  (Schedule 'B')                $   2,236,107
--------   --------       --------                                                                  -------------    --------
           $      0       $      0      5   Gross Profit                                            $     958,317    $      0
--------   --------       --------                                                                  -------------    --------
                          $      0      6   Interest                                                $           0
--------   --------       --------                                                                  -------------    --------
$ 18,095                   $18,095      7   Other Income:                                           $   3,572,768
--------   --------       --------                        ---------------------------------         -------------    --------
$      0                  $      0      8   Gain or (Loss) on UMC sales                             $ (16,535,860)
--------   --------       --------          -----------------------------------------------         -------------    --------
                          $      0      9                                                           $           0
--------   --------       --------          -----------------------------------------------         -------------    --------
$ 18,095   $      0       $ 18,095     10       TOTAL REVENUES                                      $ (12,004,775)   $      0
--------   --------       --------                                                                  -------------    --------
                                          EXPENSES:
$  9,000                  $ (9,000)    11   Compensation to Owner(s)/Officer(s)                     $     592,782
--------   --------       --------                                                                  -------------    --------
$ 14,175                  ($14,175)    12   Salaries                                                $   1,571,963
--------   --------       --------                                                                  -------------    --------
                          $      0     13   Commissions                                             $           0
--------   --------       --------                                                                  -------------    --------
$    260                  $   (260)    14   Contract Labor                                          $     195,014
--------   --------       --------          Rent/Lease:                                             -------------    --------

                          $      0     15       Personal Property                                   $       8,533
--------   --------       --------                                                                  -------------    --------
                          $      0     16       Real Property                                       $     999,738
--------   --------       --------                                                                  -------------    --------
                          $      0     17   Insurance                                               $   2,463,055
--------   --------       --------                                                                  -------------    --------
                          $      0     18   Management Fees                                         $           0
--------   --------       --------                                                                  -------------    --------
                          $      0     19   Depreciation Taxes:                                     $     159,065
--------   --------       --------                                                                  -------------    --------
$    336                     ($336)    20       Employer Payroll Taxes                              $     311,414
--------   --------       --------                                                                  -------------    --------
                          $      0     21       Real Property Taxes                                 $      12,760
--------   --------       --------                                                                  -------------    --------
                          $      0     22       Other Taxes                                         $     (26,493)
--------   --------       --------                                                                  -------------    --------
                          $      0     23   Other Selling                                           $     931,305
--------   --------       --------                                                                  -------------    --------
$ 18,624                  ($18,624)    24   Other Administrative                                    $     611,344
--------   --------       --------                                                                  -------------    --------
                          $      0     25   Interest                                                $     777,750
--------   --------       --------                                                                  -------------    --------
                          $      0     26   Other Expenses: amortization                            $   1,461,364
--------   --------       --------                                                                  -------------    --------
                          $      0     27                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     28                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     29                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     30                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     31                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     32                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     33                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
                          $      0     34                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
$ 42,395   $      0       $(42,395)    35       TOTAL EXPENSES                                      $  10,069,594    $      0
--------   --------       --------                                                                  -------------    --------
$(24,300)  $      0       $(24,300)    36 SUBTOTAL                                                  $ (22,074,369)   $      0
--------   --------       --------                                                                  -------------    --------
                                          REORGANIZATION ITEMS:
$(33,336)                 $ 33,336     37   Professional Fees                                       $  (5,425,062)
--------   --------       --------                                                                  -------------    --------
                          $      0     38   Provisions for Rejected Executory Contracts             $           0
--------   --------       --------                                                                  -------------    --------
$ 43,036                  $ 43,036     39   Interest Earned on Accumulated Cash from                $     231,971
--------   --------       --------                                                                  -------------    --------
                                            Resulting Chp 11 Case                                   $           0
                                                                                                    -------------
$      0                  $      0     40   Gain or (Loss) from Sale of Equipment                   $ (61,856,754)
--------   --------       --------                                                                  -------------    --------
                          $      0     41   U.S. Trustee Quarterly Fees                             $     (47,000)
--------   --------       --------                                                                  -------------    --------
                          $      0     42                                                           $           0
--------   --------       --------        -----------------------------------------------           -------------    --------
$  9,700   $      0       $  9,700     43        TOTAL REORGANIZATION ITEMS                         $ (67,096,845)   $      0
--------   --------       --------                                                                  -------------    --------
$(14,600)  $      0       $(14,600)    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES            $ (89,171,214)   $      0
--------   --------       --------                                                                  -------------    --------
                          $      0     45 Federal & State Income Taxes
--------   --------       --------                                                                  -------------    --------
$(14,600)  $      0       $(14,600)    46 NET PROFIT (LOSS)                                         $ (89,171,214)   $      0
========   ========       ========                                                                  =============    ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                           0-30 DAYS          31-60 DAYS         61-90 DAYS         91+ DAYS             TOTAL
                                        -----------------  ------------------  ----------------  ----------------   ---------------
TAXES PAYABLE
FEDERAL

       Income Tax Withholding                                                                                       $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       FICA - Employee                                                                                              $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       FICA - Employer                                                                                              $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Unemployment (FUTA)                                                                                          $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Income                                                                                                       $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Other (Attach List)                                                                                          $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
TOTAL FEDERAL TAXES                     $               0  $                0  $              0  $              0   $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
STATE AND LOCAL
       Income Tax Withholding                                                                                       $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Unemployment (UT)                                                                                            $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Disability Insurance (DI)                                                                                    $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Empl. Training Tax (ETT)                                                                                     $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Sales                                                                                                        $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Excise                                                                                                       $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Real property                                                                                                $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Personal property                                                                                            $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Income                                                                                                       $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
       Other (Attach List)                                                                                          $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
TOTAL STATE & LOCAL TAXES               $               0  $                0  $              0  $              0   $             0
                                        -----------------  ------------------  ----------------  ----------------   ---------------
TOTAL TAXES                             $               0  $                0  $              0  $              0   $             0
                                        =================  ==================  ================  ================   ===============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                          CLAIMED            ALLOWED
                                                                                           AMOUNT           AMOUNT (b)
                                                                                      ----------------   ----------------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (a)
                                                                                      ----------------   ----------------
       Priority claims other than taxes
                                                                                      ----------------   ----------------
       Priority tax claims

                                                                                      ----------------   ----------------
       General unsecured claims

                                                                                      ----------------   ----------------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1           ACCOUNT 2          ACCOUNT 3         ACCOUNT 4
                                                -----------------  ------------------  ----------------  ----------------
Bank
                                                -----------------  ------------------  ----------------  ----------------
Account Type
                                                -----------------  ------------------  ----------------  ----------------
Account No.
                                                -----------------  ------------------  ----------------  ----------------
Account Purpose
                                                -----------------  ------------------  ----------------  ----------------
Balance, End of Month
                                                -----------------  ------------------  ----------------  ----------------
Total Funds on Hand for all Accounts                          $0
                                                =================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                     FOR THE MONTH ENDED ___________________

                                                                                     Actual               Cumulative
                                                                                  Current Month         (Case to Date)
                                                                                 --------------         -------------
     CASH RECEIPTS
1           Rent/Leases Collected
                                                                                 --------------         -------------
2           Cash Received from Sales                                             $            0
                                                                                 --------------         -------------
3           Interest Received                                                    $            0
                                                                                 --------------         -------------
4           Borrowings
                                                                                 --------------         -------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                 --------------         -------------
6           Capital Contributions
                                                                                 --------------         -------------

7           -------------------------------------------------------------        --------------         -------------

8           -------------------------------------------------------------        --------------         -------------

9           -------------------------------------------------------------        --------------         -------------

10          -------------------------------------------------------------        --------------         -------------

11          -------------------------------------------------------------        --------------         -------------

12                TOTAL CASH RECEIPTS                                            $            0         $           0
                                                                                 --------------         -------------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                            0
                                                                                 --------------         -------------
14          Selling                                                              $            0
                                                                                 --------------         -------------
15          Administrative                                                       $            0
                                                                                 --------------         -------------
16          Capital Expenditures
                                                                                 --------------         -------------
17          Principal Payments on Debt
                                                                                 --------------         -------------
18          Interest Paid                                                        $            0
                                                                                 --------------         -------------
            Rent/Lease:
19                Personal Property
                                                                                 --------------         -------------
20                Real Property

                                                                                 --------------         -------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                 --------------         -------------
22                Draws
                                                                                 --------------         -------------
23                Commissions/Royalties
                                                                                 --------------         -------------
24                Expense Reimbursements
                                                                                 --------------         -------------
25                Other
                                                                                 --------------         -------------
26          Salaries/Commissions (less employee withholding)
                                                                                 --------------         -------------
27          Management Fees

                                                                                 --------------         -------------
            Taxes:
28                Employee Withholding

                                                                                 --------------         -------------
29                Employer Payroll Taxes
                                                                                 --------------         -------------
30                Real Property Taxes
                                                                                 --------------         -------------
31                Other Taxes
                                                                                 --------------         -------------
32          Other Cash Outflows:
                                                                                 --------------         -------------

33                -------------------------------------------------------        --------------         -------------

34                -------------------------------------------------------        --------------         -------------

35                -------------------------------------------------------        --------------         -------------

36                -------------------------------------------------------        --------------         -------------

37                -------------------------------------------------------        --------------         -------------

38                TOTAL CASH DISBURSEMENTS:                                      $            0         $           0
                                                                                 --------------         -------------
39   NET INCREASE (DECREASE) IN CASH                                             $            0         $           0
                                                                                 --------------         -------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                 --------------         -------------
41   CASH BALANCE, END OF PERIOD                                                 $            0         $           0
                                                                                 ==============         =============

                            STATEMENT OF CASH FLOWS
          (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/04

                                                                                                  ACTUAL          CUMULATIVE
                                                                                              CURRENT MONTH     (CASE TO DATE)
                                                                                              -------------     --------------
    CASH FLOWS FROM OPERATING ACTIVITIES

1        Cash Received from Sales                                                                               $    7,991,102
                                                                                              -------------     --------------
2        Rent/Leases Collected                                                                $      18,095     $      598,254
                                                                                              -------------     --------------
3        Interest Received & Other                                                                              $      760,193
                                                                                              -------------     --------------
4        Cash Paid to Suppliers                                                                                 $    1,638,489
                                                                                              -------------     --------------
5        Cash Paid for Selling Expenses                                                                         $      821,150
                                                                                              -------------     --------------
6        Cash Paid for Administrative Expenses                                                $       9,418     $      715,686
                                                                                              -------------     --------------
         Cash Paid for Rents/Leases:
7               Personal Property                                                                               $       28,009
                                                                                              -------------     --------------
8               Real Property                                                                                   $    1,677,323
                                                                                              -------------     --------------
9        Cash Paid for Interest                                                                                 $            0
                                                                                              -------------     --------------
10       Cash Paid for Net Payroll and Benefits                                               $      14,600     $    1,851,234
                                                                                              -------------     --------------
         Cash Paid to Owner(s)/Officer(s)                                                                       $            0
                                                                                              -------------     --------------
11              Salaries                                                                      $       9,000     $      590,351
                                                                                              -------------     --------------
12              Draws                                                                                           $            0
                                                                                              -------------     --------------
13              Commissions/Royalties                                                                           $            0
                                                                                              -------------     --------------
14              Expense Reimbursements                                                                          $            0
                                                                                              -------------     --------------
15              Other                                                                                           $            0
                                                                                              -------------     --------------
         Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                        $            0
                                                                                              -------------     --------------
16              Employer Payroll Tax                                                          $         336     $      197,096
                                                                                              -------------     --------------
17              Employee Withholdings                                                                           $            0
                                                                                              -------------     --------------
18              Real Property Taxes                                                                             $            0
                                                                                              -------------     --------------
19              Other Taxes (includes withholding taxes paid on UMC shares)                                     $    3,242,465
                                                                                              -------------     --------------
20       Cash Paid for General Expenses                                                       $       9,041     $      966,203
                                                                                              -------------     --------------
21              Rebates                                                                                         $      600,459

22       ----------------------------------------------------------------------------         -------------     --------------

23       ----------------------------------------------------------------------------         -------------     --------------

24       ----------------------------------------------------------------------------         -------------     --------------

25       ----------------------------------------------------------------------------         -------------     --------------

26       ----------------------------------------------------------------------------         -------------     --------------

27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
                REORGANIZATION ITEMS                                                         ($      24,301)   ($    2,978,917)
                                                                                              -------------     --------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28       Interest Received on Cash Accumulated Due to Chp 11 Case                             $      43,036     $      231,971
                                                                                              -------------     --------------
29       Professional Fees Paid for Services in Connection with Chp 11 Case                   $     140,082     $    6,278,102
                                                                                              -------------     --------------
30       U.S. Trustee Quarterly Fees                                                                            $       49,500
                                                                                              -------------     --------------
31A      KERP/PTO & Severance payments                                                                          $    3,000,000
                                                                                              -------------     --------------
31B      Net cash (received)/paid related to sold/discontinued product lines                                    $            0
                                                                                              -------------     --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                             ($      97,046)   ($    9,095,631)
                                                                                              -------------     --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS               ($     121,347)   ($   12,074,548)
                                                                                              -------------     --------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34       Capital Expenditures                                                                                   $            0
                                                                                              -------------     --------------
35       Proceeds from Sales of Capital Goods due to Chp 11 Case                                                $   45,294,289
                                                                                              -------------     --------------
36       Proceeds from UMC sales                                                                                $   64,842,259
                                                                                              -------------     --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                              $           0     $  110,136,548
                                                                                              -------------     --------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38       Net Borrowings (Except Insiders)                                                                       $            0
                                                                                              -------------     --------------
39       Net Borrowings from Shareholders, Partners, or Other Insiders                                          $            0
                                                                                              -------------     --------------
40       Capital Contributions                                                                                  $            0
                                                                                              -------------     --------------
41       Principal Payments                                                                                     $   21,563,386
                                                                                              -------------     --------------
42       ----------------------------------------------------------------------------                           $            0
                                                                                              -------------     --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                              $           0    ($   21,563,386)
                                                                                              -------------     --------------
44       NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                ($     121,347)    $   76,498,614
                                                                                              -------------     --------------
45       CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $  79,684,846     $    3,064,884
                                                                                              -------------     --------------
46       CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $  79,563,499     $   79,563,498
                                                                                              =============     ==============

                                                                       Exhibit 1

SONICblue, Inc
Professional Payments

    Vendor                   Date            Total
    ------                   ----            -----
O'Melveny & Myers           8/3/04        137,178.88
Ding & Ding                 8/3/04          2,903.56
                                         -----------
Total                                    $140,082.44
                                         ===========

                                                                       Exhibit 2

SONICblue, Inc
Payments to Officers

     Name                 8/13/2004       8/27/2004        Total
     ----                 ---------       ---------        -----
Smith, Marcus             $4,500.00       $4,500.00      $9,000.00
                                                         ---------
Total                                                    $9,000.00
                                                         =========